UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 Or 15(d) of the

 Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): December 29, 2016

SALEM MEDIA GROUP, INC.

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

EXHIBIT 99.2

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY

ARRANGEMENTS OF CERTAIN OFFICERS

New Employment Agreement with Evan D. Masyr

On December 29, 2016, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Media Group, Inc. (the “Company”), and Evan D. Masyr entered into a new employment agreement pursuant to which Mr. Masyr will serve as the Company’s Executive Vice President and Chief Financial Officer.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Masyr’s new agreement.

Mr. Masyr’s current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Masyr expired on December 31, 2016.  Mr. Masyr’s new employment agreement is also an “at-will” agreement that became effective as of January 1, 2017 and supersedes and replaces the employment agreement entered into by HoldCo and Mr. Masyr as of January 1, 2014.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Masyr will receive a base salary (“Base Salary”) as follows: (a) at an annual rate of $410,550 effective as of January 1, 2017, (b) at an annual rate of $418,800 effective as of January 1, 2018, and (c) at an annual rate of $427,200 effective as of January 1, 2019 and continuing through December 31, 2019.

In addition to his Base Salary, Mr. Masyr will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

If Mr. Masyr’s employment is terminated without “Cause” (as defined in the employment agreement), HoldCo will pay Mr. Masyr as severance an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes.

Mr. Masyr’s employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

New Employment Agreement with David Santrella

On December 29, 2016, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Media Group, Inc. (the “Company”), and David Santrella entered into a new employment agreement pursuant to which Mr. Santrella will serve as the Company’s President, Broadcast Media.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company also approved the terms of Mr. Santrella’s new agreement.

Mr. Santrella’s current employment agreement with HoldCo is an “at-will” agreement, but the compensation schedule applicable to Mr. Santrella expired on December 31, 2016.  Mr. Santrella’s new employment agreement is also an “at-will” agreement that became effective as of January 1, 2017 and supersedes and replaces the employment agreement entered into by HoldCo and Mr. Santrella as of January 1, 2014.

The employment agreement provides that, for as long as he remains employed by HoldCo, Mr. Santrella will receive a base salary (“Base Salary”) as follows: (a) at an annual rate of $500,000 effective as of January 1, 2017, (b) at an annual rate of $510,000 effective as of January 1, 2018, and (c) at an annual rate of $520,200 effective as of January 1, 2019 and continuing through December 31, 2019.

In addition to his Base Salary, Mr. Santrella will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

If Mr. Santrella’s employment is terminated without “Cause” (as defined in the employment agreement), HoldCo will pay Mr. Santrella as severance an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes.

An additional benefit under Mr. Santrella’s employment agreement includes reimbursement from HoldCo for an amount up to a maximum of $3,500 per year paid by Mr. Santrella for life insurance on his life.

Mr. Santrella’s employment agreement is filed herewith as Exhibit 99.2 and is incorporated herein by reference into this Item 5.02.

ITEM 9.01(c)

FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(c)

Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Employment Agreement with Evan D. Masyr dated as of January 1, 2017.
99.2	Employment Agreement with David Santrella dated as of January 1, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM MEDIA GROUP, INC.

Date: January 4, 2017	By:/s/CHRISTOPHER J. HENDERSON
Christopher J. Henderson
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Employment Agreement with Evan D. Masyr dated as of January 1, 2017.
99.2	Employment Agreement with David Santrella dated as of January 1, 2017.